UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) JUNE 5, 2000

                                MITEL CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

           CANADA                        1-8139                     NONE
 ------------------------------     -------------------       -----------------
(State or other jurisdiction of    (Commission File No.)     (I.R.S. Employer
incorporation or organization)                               Identification No.)

                 350 Legget Drive
                 P.O. Box 13089
              Kanata, Ontario, Canada                             K2K 2W7
              -----------------------                           -----------
               (Address of principal                           (Postal Code)
                executive offices)

       Registrant's telephone number, including area code: (613) 592-2122
                                                            -------------

                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events
--------------------


                  5(a) Mitel Corporation has entered into an agreement to acquire privately held Vertex Networks, Incorporated

                  On June 6, 2000, Mitel Corporation ("Mitel" or "the Company"), announced that it had entered into an agreement to acquire 100 percent of the common stock of privately-held Vertex Networks, Incorporated ("Vertex"), for total consideration of 11 million common shares to be newly issued by Mitel (the "Acquisition Shares"). The transaction will be effected through a merger of a newly formed U.S. subsidiary of Mitel into Vertex.

                  The acquisition will be accounted for by the purchase method with Vertex's results from operations included in the consolidated accounts of the Company from the date of acquisition, expected to be on or before August 30, 2000. In accordance with such method, there may be adjustments to the actual cost of the purchase with respect to incremental costs directly associated with the acquisition. The fair value of the consideration will be determined by the average trading price of the Company's common shares, as adjusted where appropriate, five business days before and five business days after the effective date of acquisition.

                  The Company will seek to qualify for an exemption from registration of the Acquisition Shares pursuant to Section 3(a)(10) of the Securities Act of 1933, as amended (the "Act"), by obtaining a permit under Section 25121 of the California Corporate Securities Law of 1968. Alternatively, the issuance of the Acquisition Shares may be exempt from registration pursuant to Section 4(2) of the Act and the rules and regulations thereunder. If no such exemption is available, the Company will file an appropriate registration statement under the Act covering the Acquisition Shares.

                  Vertex is a fabless semiconductor company providing high-performance network packet processing, switching and routing silicon solutions for the enterprise and WAN access markets. Vertex provides integrated circuits for Layer 3 IP routing switches and developing chipsets, reference designs, and software for intelligent packet switching applications. Vertex's products encompass Quality of Service ("QoS")-enabled IP switching for enterprise communications, wide area network ("WAN") traffic concentration, and fiber to the home ("FTTH") markets. Vertex, which was founded in 1995, is based in Irvine, California, United States, and has design centers in San Jose, California, and Taiwan. The Company intends to continue operating these design centers for the same purposes as prior to the acquisition. Vertex employed approximately 75 people at May 31, 2000.

                  5(b)  Mitel Corporation  Continues Common Share Repurchase
                        Program

                  On June 5, 2000, Mitel announced that its Board of Directors had authorized the continuation of its normal course issuer bid program to repurchase up to 5,706,196 common shares, representing five percent of the 114,123,921 issued and outstanding common stock of the Company. These purchases are expected to take place on the open market through the stock exchanges of New York and Toronto over a twelve-month period beginning on June 9, 2000 and ending on June 8, 2001, or on such earlier date as the Company may complete its purchases pursuant to the notice of intention to make a normal course issuer bid filed with The Toronto Stock Exchange.

                  During the period from June 9, 1999 to June 5, 2000, Mitel repurchased and cancelled 3,383,800 common shares at an average purchase price of $10.07 per common share under its normal course issuer bid program that expired on June 8, 2000.


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

                  Mitel, which intends to cancel the repurchased shares, believes that at present no director, senior officer or insider of the Company intends to sell any common shares under this program.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

                  (c)   Exhibits.

                  (1)Exhibit 2.1          Agreement  and Plan of  Reorganization
                        and Merger by and among Mitel Corporation, U.S. Acquisition Corporation and Vertex Networks, Incorporated ("Vertex"), dated as of June 6, 2000 (the "Merger Agreement"). Except for the Escrow Agreement and Restricted Stock Agreement listed below as Exhibits 2.2 and 2.3, respectively, the following exhibits to the Merger Agreement have been omitted. The Company will furnish supplementally a copy of any omitted exhibit to the Commission upon request.

                  Omitted exhibits:

                  Exhibit A    Form of  Merger Agreement

                  Exhibit C    2000 Financial Statements

                  Exhibit D    Form of Written Consent and Agreement

                  Exhibit E    Form of Purchaser/Acquisition Corp. Tax
                                 Representation Letter

                  Exhibit F-1  Form of Employment Agreement (Founders)

                  Exhibit F-2  Form of Employment Agreement (Non Founders)

                  Exhibit G-1  Form of Noncompetition Agreement (Founders)

                  Exhibit G-2  Form of Noncompetition Agreement (Non Founders)

                  Exhibit H-1  Form of Lock Up Agreement

                  Exhibit H-2  Form of Lock Up Agreement (Designated Employees)

                  Exhibit I    Form of Voting Agreement

                  Exhibit J    Form of Affiliate Agreement

                  Exhibit L    Form of Opinion of Counsel to the Company

                  Exhibit M    Form of Shareholder Letter

                  Exhibit N    Form of FIRPTA Notification Letter

                  Exhibit O    Form of Opinion of Counsel to Purchaser

                  (2)Exhibit 2.2          Form  of   Escrow   Agreement   to  be
                        executed and delivered by the Company, the Shareholder Representatives (as defined in the Merger Agreement) and the Escrow Agent named therein.


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

                  (3)Exhibit 2.3          Form of Restricted  Stock Agreement to
                        be executed and delivered by the Company and certain holders of capital stock of Vertex.

                  (4)Exhibit 99.1         Press  Release,  dated  June  6,  2000
                        relating to transaction with Vertex.

                  (5)Exhibit 99.2         Press  Release,  dated  June  5,  2000
                        relating to continuation of Common Share repurchase program.


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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  MITEL CORPORATION
                                                  -----------------
                                                  (Registrant)

Date June 21, 2000                                Jean-Jacques Carrier
                                                  --------------------
                                                  Jean-Jacques Carrier
                                                  Senior Vice President, Finance
                                                  and Chief Financial Officer


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